EXHIBIT 10(ee)

                             FIRST MODIFICATION
                              TO LOAN AGREEMENT

Farmstead Telephone Group, Inc.
22 Prestige Park Circle
East Hartford, Connecticut  06108
(Individually and collectively, "Borrower")

First Union National Bank
300 Main Street
Stamford, Connecticut  06904
(Hereinafter referred to as "Bank")

THIS AGREEMENT is entered into as of December 19, 2001 by and between Bank and Borrower.

RECITALS

Bank is the holder of a Promissory Note executed and delivered by Borrower, dated September 27, 2000, in the original principal amount of $8,000,000.00 (the "Note"); and certain other loan documents, including without limitation, a Loan Agreement, dated September 27, 2000 (the "Loan
Agreement");

Borrower and Bank have agreed to modify the terms of the Loan Agreement.

In consideration of Bank's continued extension of credit and the agreements contained herein, the parties agree as follows:

AGREEMENT

MODIFICATIONS.

1. The subsectionof the section entitled FINANCIAL COVENANTS which subsection is entitled "Funds Flow Coverage Ratio" of the Loan Agreement is hereby amended by substituting the following in its place and stead:

Funds Flow Coverage Ratio. Borrower shall maintain a Funds Flow Coverage Ratio of not less than 1.20 to 1.00. Commencing on March 31, 2002, this covenant shall be calculated quarterly for the fiscal quarter then ending, then at June 30, 2002, for the two fiscal quarters then ending, then at September 30, 2002 for the three fiscal quarters then ending and then at December 31, 2002 for the four fiscal quarters then ending. Thereafter, the ratio will be measured on a rolling four-quarter basis. "Funds Flow Coverage Ratio" shall mean the sum of earnings before interest, taxes, depreciation and amortization divided by the sum of all current maturities of long term debt and capital lease obligations plus interest plus income taxes.

ACKNOWLEDGEMENTS AND REPRESENTATIONS. Borrower acknowledges and represents that the Note and other Loan Documents, as amended hereby, are in full force and effect without any defense, counterclaim, right or claim of set-off; that, after giving effect to this Agreement, no default or event that with the passage of time or giving of notice would constitute a default under the Loan Documents has occurred, all representations and warranties contained in the Loan Documents are true and correct as of this date, all necessary action to authorize the execution and delivery of this Agreement has been taken; and this Agreement is a modification of an existing obligation and is not a novation.

MISCELLANEOUS. This Agreement shall be construed in accordance with and governed by the laws of the applicable state as originally provided in the Loan Documents, without reference to that state's conflicts of law principles. This Agreement and the other Loan Documents constitute the sole agreement of the parties with respect to the subject matter thereof and supersede all oral negotiations and prior writings with respect to the subject matter thereof. No amendment of this Agreement, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto. The illegality, unenforceability or inconsistency of any provision of this Agreement shall not in any way affect or impair the legality, enforceability or consistency of the remaining provisions of this Agreement or the other Loan Documents. This Agreement and the other Loan Documents are intended to be consistent. However, in the event of any inconsistencies among this Agreement and any of the Loan Documents, the terms of this Agreement, and then the Note, shall control. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts. Each such counterpart shall be deemed an original, but all such counterparts shall together constitute one and the same agreement. Terms used in this Agreement which are capitalized and not otherwise defined herein shall have the meanings ascribed to such terms in the Note.

CONNECTICUT PREJUDGMENT REMEDY WAIVER. EACH BORROWER ACKNOWLEDGES THAT THE TRANSACTIONS REPRESENTED BY THIS AGREEMENT ARE COMMERCIAL TRANSACTIONS AND HEREBY VOLUNTARILY AND KNOWINGLY WAIVES AND RIGHTS TO THE NOTICE OF AND HEARING ON PREJUDGMENT REMEDIES UNDER CHAPTER 903A OF THE CONNECTICUT GENERAL STATUTES OR OTHER STATUTES AFFECTING PREJUDGMENT REMEDIES, AND AUTHORIZES THE BANK'S ATTORNEY TO ISSUE A WRIT FOR A PREJUDGMENT REMEDY WITHOUT COURT ORDER, PROVIDED THE COMPLAINT SHALL SET FORTH A COPY OF THIS WAIVER.

WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, BORROWER BY EXECUTION HEREOF AND BANK BY ACCEPTANCE HEREOF, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONNECTION WITH THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY WITH RESPECT HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT TO BANK TO ACCEPT THIS AGREEMENT.

BORROWER AND BANK AGREE THAT THEY SHALL NOT HAVE A REMEDY OF PUNITIVE OR EXEMPLARY DAMAGES AGAINST THE OTHER IN ANY DISPUTE AND HEREBY WAIVE ANY RIGHT OR CLAIM TO PUNITIVE OR EXEMPLARY DAMAGES THEY HAVE NOW OR WHICH MAY ARISE IN THE FUTURE IN CONNECTION WITH ANY DISPUTE WHETHER THE DISPUTE IS RESOLVED BY ARBITRATION OR JUDICIALLY.

IN WITNESS WHEREOF, the undersigned have signed and sealed this Agreement the day and year first above written.

PLACE OF EXECUTION AND DELIVERY. Borrower hereby certifies that this Agreement and the Loan Documents were executed in the State of Connecticut and delivered to Bank in the State of Connecticut.

Farmstead Telephone Group, Inc.

By: /s/ Robert G. LaVigne                                            (SEAL)
    ---------------------
    Robert G. LaVigne, Executive Vice President and Chief Financial Officer

First Union National Bank

By: /s/ John H. Frost                                                (SEAL)
    -----------------
    John Frost, Vice President